POWER OF ATTORNEY



         Know all men by these presents that each person whose signature appears below constitutes and appoints Joseph Kristul and Maria Kristul, and each of them, each of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all registration statements and pre- or post-effective amendments to registration statements of Transnational Financial Network, Inc. on Form SB-2 that relate to the offering and sale of up to 2,403,750 shares of Common Stock owned by eight individuals or entities and originally filed on or around August 1, 2002, including without limitation any registration statement contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, and each of them, or substitute or substitutes of any or all of them, may lawfully to or cause to be down by virtue hereof.


SIGNATURE                                          TITLE            DATE
---------                                          -----            ----

/s/ Joseph Kristul                  Director and Chief          July 29, 2002
------------------------                                        ---------------
Joseph Kristul                      Executive Officer

/s/ Maria Kristul*                  Director, President         July 29, 2002
------------------------                                        ---------------
Maria Kristul

                                    Director
------------------------                                        ---------------
Robert A. Shuey

/s/ Robert A. Forrester*            Director                    July 29, 2002
------------------------                                        ---------------
Robert A. Forrester

                                    Director
------------------------                                        ---------------
Alex Rotzang

/s/ J. Peter Gaskins*               Director                    July 29, 2002
------------------------                                        ---------------
J. Peter Gaskins